Baird Industrial Conference November 2012

2 “Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995. Any forward- looking statements contained herein, including those relating to market conditions or the Company’s financial results, costs, expenses or expense reductions, profit margins, inventory levels, foreign currency translation rates, liquidity expectations, business goals and sales growth, involve risks and uncertainties, including but not limited to, risks and uncertainties with respect to regional or general economic and currency conditions, various conditions specific to the Company’s business and industry, new housing starts, weather conditions, market demand, competitive factors, changes in distribution channels, supply constraints, effect of price increases, raw material costs and availability, technology factors, integration of acquisitions, litigation, government and regulatory actions, the Company’s accounting policies, and other risks which are detailed in the Company’s Securities and Exchange Commission filings, included in Item 1A of Part I of the Company’s Annual Report on Form 10-K for the fiscal year ending December 31, 2011, Exhibit 99.1 attached thereto and in Item 1A of Part II of the Company’s Quarterly Reports on Form 10-Q. These risks and uncertainties may cause actual results to differ materially from those indicated by the forward-looking statements. All forward-looking statements made herein are based on information currently available, and, except as required by law, the Company assumes no obligation to update any forward-looking statements.

Topics • Company Overview • Water Systems Growth Initiatives • Fueling Systems Growth Initiatives 3

2012 Financial Summary 4 9 Months YTD 2012% +(-) Prior Net Sales $687 M + 8.3% Earnings Per Share1 $2.58 + 17.3% ROIC2 20% + 100 BPS 1 After non-GAAP adjustments – See 10-Q for reconciliation 2 ROIC = Operating income after non-GAAP adjustments ÷ (net debt + equity)

1 After non-GAAP adjustments – See 10-Q for reconciliation Business Segments 5 % of Franklin Sales Water Systems 80% Fueling Systems 20% Fueling Systems 9 Months YTD 2012% +(-) Prior Sales $129 M + 4% Operating Income1 $26 M + 13.5% Water Systems 9 Months YTD 2012% +(-) Prior Sales $558 M + 9.3% Operating Income1 $103 M + 17%

Water Systems Sales 6 Groundwater Pumping Systems Misc. Irrigation & Industrial Pumps 14% Product Categories – % of Water Systems Sales1 1 Franklin Management Estimates 53% 13% 9% Drives & Controls Mobile Pumping Systems 11% Residential Wastewater Pumps

Water Systems Sales 7 45% Geographical Regions – % of Water Systems Sales 19% 36% Developing Regions United States Developed Non-US

Water Systems Sales 8 46% End Markets – % of Water Systems Sales 6% 28% 9% 11% Non Discretionary Replacement Purchases Represent +80% of Sales Industrial Irrigation & Agricultural Mining/Oil & Gas Residential & Light Commercial Municipal

Water Systems – Groundwater Pumping Systems 9 Groundwater Pumping Equipment Global Market = $2 B Franklin Share ≈ 20% (#1 Global Supplier)

Groundwater Pumping Systems – Global Aquifer Map 10 The World’s aquifers contain 50 times as much fresh water as all the World’s lakes, ponds, rivers, and streams combined.

Water Systems – Residential Wastewater Pumps 11 • US/Canada Addressable Market ≈ $ 450 M (excluding Big Box Retail) • Franklin Market Rank = #2 • Product Line Redesign – Improved Efficiency and Reduced Cost • New Home Construction Outlook is Improving

Water Systems – Mobile Pumping Systems 12

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Water Systems – Mobile Pumping Systems 17 • $1 B Global Addressable Market • #4 Global Supplier • Pioneer Pump Sales Growth rate 27%/year (2006-2011) • Superior Efficiency, Durability and Ease of Maintenance

Water Systems – Drives and Controls 18 Constant Pressure Systems Residential & Commercial Agricultural Irrigation Systems Controls Electrical Energy Conservation • Leading supplier of drives and controls for low horsepower groundwater pumping applications • Cerus acquisition – technology leader in higher horsepower fluid transfer applications • Sell Cerus drives and controls with Franklin high horsepower pumps and motors • Doubles revenue per installation

Water Systems Growth Strategy • Product Line Extensions • Geographic Expansion • Bolt-on Acquisitions 19

Product Line Extension – Oil and Gas Deliquification 20 Gas Line Water Line Typical Oil/Gas Well Depth (2000 to 6000 feet) Typical Water Well Depth (40 to 600 feet)

Product Line Extension – Oil and Gas Deliquification 21 Gas Line Water Line Typical Oil/Gas Well Depth (2000 to 6000 feet) Typical Water Well Depth (40 to 600 feet) • Lower Cost • Superior Durability • Superior System Controls Franklin System Advantages

Product Line Extension – Oil and Gas Deliquification 22 Gas Line Water Line Typical Oil/Gas Well Depth (2000 to 6000 feet) Typical Water Well Depth (40 to 600 feet) • Market Focus – US/Canada, Australia & South Africa – Coal Bed Methane Wells, Wet Shale Wells & Oil Stripper Wells – Horizontal & Vertical Wells Less than 1 Mile Deep • Addressable Market ≈ $500 M

Product Line Extension – Oil and Gas Deliquification 23 Gas Line Water Line Typical Oil/Gas Well Depth (2000 to 6000 feet) Typical Water Well Depth (40 to 600 feet) • Beta Test • 20 Systems in Operation • Commercialization in December 2012 • 2013 – Trial Installations Product Status:

Solar Driven Water Systems 24

Product Line Extensions – Drives and Controls 25 Residential & Commercial Building Water Pressure Control Systems Center Pivot Irrigation System

Water Systems – Sales in Developing Regions 26 2010 $0 $50 $75 $100 $125 $150 $175 $200 $225 2004 2005 2006 2007 2008 2009 $55 M $77 M $94 M $135 M $204 M $188 M $228 M % of Total Franklin Water Sales 16% 36% $25 2011 $270 M $250 $275 $300 $286 M $55 M Base $106 M Acquisitions $126 M Organic 2012 FCST 12% Share of Addressable Market

Water Systems (for the 3 year period ending LTM 9/30/2012) 27 3 year Sales Growth Rate 12% per year 3 year Operating Income Growth Rate 26% per year1 3 year Operating Income Margin Improvement 12%1 to 17%1 1 After non-GAAP adjustments – See 10-Q for reconciliation

Fueling Systems 28 Fuel Management Systems #2 Global Supplier Vapor Recovery System #1 Global Supplier Pumping System #1 Global Supplier Piping & Containment Systems #1 Global Supplier • Global Addressable Market ≈ $1 B

Fueling Systems – Global Growth 29 Up 5.5x North America 2000 2011 20 M 15.2 M 3 M 16.5 M China, India & Latin America New Passenger Vehicle Sales 1 Source: Scotiabank Group Global Auto Report

United States Rest of World Number of Stations 175,000 500,000 Stations with pressure pumping technology 97% 23% Stations with vapor recovery systems 80% 17% Stations with fuel management systems 75% 36% Fueling Systems – Global Growth 30 Global Conversion to Franklin Technologies (on board) * Franklin Management Estimates

Fueling Systems – Global Growth 31 • Inventory management • Leak detection • Inventory measurement • Fraud prevention • Low-cost Adapting US Technologies to Needs of International Markets

Fueling Systems – Global Growth 32 Piping & Containment APT (UL Approved) UPP (EN Approved) Dispensing Systems Healy/Franklin System Omni Series Adapting US Technologies to Needs of International Markets

Fueling Systems – Segment Sales 33 2011 2004 $71 M $167 M $17 M $71 M % International 24% 42% International Sales

Fueling Systems (for the 3 year per ending LTM 9/30/2012) 34 3 year Sales Growth Rate 7% per year 3 year Operating Income Growth Rate 10% per year1 3 year Operating Income Margin Improvement 19%1 to 20%1 1 After non-GAAP adjustments – See 10-Q for reconciliation

Acquisitions • Fragmented Global Markets – Bolt-on Acquisition Opportunities • Franklin Acquisition Profile (Past 7 Years) – Acquisitions per Year – 2 – Average Purchase Price – $50 M – Average Ebitda Multiple – 7.5 X 35

Baird Industrial Conference November 2012